UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2017

EVERCORE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32975	20-4748747
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 East 52 nd Street
New York, New York	10055
(Address of principal executive offices)	(Zip Code)

(212) 857-3100
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events
On January 1, 2017, Evercore Inc. ("the Company") adopted ASU No. 2016-09, "Improvements to Employee Share-Based Payment Accounting" ("ASU 2016-09"), which provides amendments to ASC No. 718, "Compensation - Stock Compensation." ASU 2016-09 simplifies the accounting for share-based payment transactions, including income tax consequences, classification of awards as either equity or liabilities, and classification on the statement of cash flows. The application of ASU 2016-09 resulted in excess tax benefits from the delivery of Class A common stock under share-based payment arrangements being recognized prospectively in the Company's Provision for Income Taxes, rather than in Additional Paid-In-Capital under prior accounting principles generally accepted in the United States of America ("U.S. GAAP"). In adopting ASU 2016-09, the Company used the retrospective transition method for the presentation of excess tax benefits on the Statements of Cash Flows; as such, the Company has classified excess tax benefits as an operating activity within Taxes Payable on the Unaudited Condensed Consolidated Statements of Cash Flows in its quarterly reports on Form 10-Q since January 1, 2017.

This Form 8-K recasts information in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the "2016 10-K"), including the following items included in such 2016 10-K, to show the effect of the adoption of ASU 2016-09 on a retrospective basis on the Consolidated Statements of Cash Flows.

Part II - Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
Part II - Item 8. Financial Statements and Supplementary Data

The exhibits included with this Current Report on Form 8-K, which are incorporated herein by reference, have been updated solely for matters relating to the effect of the adoption of ASU 2016-09 and have not otherwise been updated for events occurring after the filing of the 2016 10-K. Therefore, this Current Report on Form 8-K, including the exhibits hereto, should be read in conjunction with the Company’s 2016 10-K and filings made by the Company with the SEC subsequent to such 2016 10-K filing, including the Company’s quarterly reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Part II. - Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
99.2	Part II. - Item 8. Financial Statements and Supplemental Data
101
The following materials from the Registrant's Current Report on Form 8-K, filed on November 2, 2017, are formatted in XBRL (eXtensible Business Reporting Language); (i) Consolidated Statements of Financial Condition as of December 31, 2016 and 2015, (ii) Consolidated Statements of Operations for the years ended December 31, 2016, 2015 and 2014, (iii) Consolidated Statements of Comprehensive Income for the years ended December 31, 2016, 2015 and 2014, (iv) Consolidated Statements of Changes in Equity for the years ended December 31, 2016, 2015 and 2014, (v) Consolidated Statements of Cash Flows for the years ended December 31, 2016, 2015 and 2014, and (vi) Notes to Consolidated Financial Statements

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERCORE INC.

Date: November 2, 2017	/s/ Robert B. Walsh
	By:	Robert B. Walsh
	Title:	Chief Financial Officer